Subsequent Events	12 Months Ended
Oct. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21 – SUBSEQUENT EVENTS

The Company evaluates subsequent events that have occurred after the balance sheet date but before the financial statements are issued. Subsequent to the date the financial statements were available to be issued. There was no subsequent event that would require disclosure to or adjustment to the financial statements.

On December 30, 2022 (the “Maturity Date”), the outstanding balance of a convertible debenture dated December 2, 2021 in the amount of $1,300,000 (principal, plus accrued and unpaid interest thereon) were due for payment. The Company and the Debenture Holder agreed to an extension (the “Extension”) that extends the Maturity Date to June 30, 2023, pursuant to which the Company shall repay the outstanding balance in cash through monthly payments beginning on January 6, 2023 and continue on the same day of each successive month, with each monthly payment equals to the sum of $216,667 of principal, the redemption premium and the accrued and unpaid interest on the Convertible Debentures as of each payment date. In addition, if the Company completes any financing transaction with gross proceeds of in excess of $250,000, the Company shall pay to the Debenture Holder as an optional redemption but no more than 50% of the total proceeds, an amount up to the total amount outstanding under the Convertible Debentures.

On November 10, 2022, Zhejiang Jiuzi New Energy Automobile Co., Ltd.(“Zhejiang Jiuzi”), the variable interest entity (the “VIE”) of the Company, entered into a termination agreement (the “Termination Agreement”) with Zhejiang Navalant New Energy Automobile Co. Ltd., a wholly foreign-owned entity of the Company (“Jiuzi WFOE”), pursuant to which the Exclusive Option Agreement, the Exclusive Business Cooperation Agreement and the Equity Pledge Agreement (collectively, the “VIE agreements”) entered into among Zhejiang Jiuzi, Jiuzi WFOE and certain shareholders of Zhejiang Jiuzi shall be terminated effective upon the conditions are met. On November 10, 2022, with approval of Jiuzi WFOE and approval of the board of directors of Zhejiang Jiuzi, Zhejiang Jiuzi issued 0.1% equity interest in Zhejiang Jiuzi to a third-party investor. The issuance was completed on November 27, 2022. On January 20, 2023, Jiuzi WFOE exercised its call option under the Exclusive Option Agreements dated June 15, 2020 with certain shareholder of Zhejiang Jiuzi and entered into equity transfer agreements with all the shareholders of Zhejiang Jiuzi to purchase all the equity interest in Zhejiang Jiuzi. The transaction underlying the equity transfer agreement was completed and the VIE Agreements were terminated pursuant to the Termination Agreement on January 20, 2023. As a result, Zhejiang Jiuzi became a wholly owned subsidiary of Jiuzi WFOE and the VIE structure is dissolved.

The Company has filed civil claim suits against certain vendors for failing to deliver the purchased vehicles according to the terms of the agreements. The Company demands the vendors to refund the advance paid and to compensate the Company for liquidated damages. Given the uncertainty of collectability, the Company has fully written off the advance paid to the suppliers of $2,751,743 as of October 31, 2022, despite the fact that the Company has won the some of the cases. The details are shown as follows.

Suppliers (Defendant)	Status of the case	Amount involved (USD equivalent)
Shengzhou Baiyuan New Energy Vehicle Technology Co.	Pending	1,949,750
Jiangsu Yakai Auto Sales & Service Co.	Out-of-court settled	251,410
Hangzhou Shicheng Auto Trading Co.	Successful	279,905
Nanning Huangyang Auto Sales Co.	Successful	170,458
Other suppliers	Pending	100,220
Total		2,751,743